Third-Quarter Fiscal 2015 Earnings

July 29, 2015

ASHLAND

With good chemistry great things happen.™

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” "forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions), the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program), Ashland's ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise.

Regulation G: Adjusted Results

The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

Fiscal Third Quarter 2015
Highlights[1]



($, Millions)
Sales
Adj. EBITDA margin
$1,800
$1,350
$900
$450
$0
30%
20%
10%
0%
$1,605
18.6%
22.3%
$1,350
21.2%
$1,367
Q3 2014
Q2 2015
Q3 2015

Adj. EPS	$1.63	$2.03	$1.91

Factors affecting year-over-year EBITDA



($, Millions)
298
(11)
22
10
319
(17)
(12)
290
Q3 2014
Vol/ Mix
Margin
SG&A
Underlying Performance of the business
FX
Acq/Div Other[2]
Q3 2015

- Reported earnings per share (EPS) from continuing operations of $1.68
  - **Adjusted earnings grew 17%** to $1.91 vs. $1.63 per share in prior year
  - Fifth consecutive quarter of year-over-year adjusted EPS growth
- Adjusted EBITDA of $290 million vs. $298 million in prior year
  - Currency and divestitures – including exited product lines - were $29 million headwind
- Completed $1.35 billion share repurchase authorization
- Issued $1.1 billion Term Loan Facility
  - Tendered and called March 2016 senior secured notes
  - $500 million cash contribution to U.S. pension plans

1 Ashland's earnings releases dated July 29, 2015, and April 29, 2015, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.
2 Divestitures includes elastomers divestiture, guar powder and redispersible powders (RDP) product lines exited during prior four quarters.

ASHLAND.

Fiscal Third Quarter – Continuing Operations

Key Items Affecting Income

($ in millions, except EPS) Preliminary	Operating Income				Total		
2015	Ashland Specialty Ingredients	Ashland Performance Materials	Valvoline	Unallocated and Other	Pre-tax	After-tax	Earnings per Share
Restructuring	$ (2)				$ (2)	$ (2)	$ (0.03)
Legacy environmental reserves				$ (9)	(9)	(5)	(0.07)
Debt refinancing costs					(14)	(9)	(0.13)
Total	$ (2)			$ (9)	$ (25)	$ (16)	$ (0.23)
2014							
Restructuring and integration		$ (9)		$ (22)	$ (31)	$ (23)	$ (0.29)
Legacy environmental reserves	$ (1)			$ (12)	(13)	(8)	(0.10)
ASK impairment		$ (4)			(4)	(2)	(0.02)
Foreign tax indemnification receivable				$ (5)	(5)	(5)	(0.07)
Losses on pension & OPEB remeasurement				$ (16)	(16)	(12)	(0.15)
Tax adjustments					-	(8)	(0.10)
Total	$ (1)	$ (13)		$ (55)	$ (69)	$ (58)	$ (0.73)

- Excluding intangible amortization, adjusted EPS would have been 20 cents higher, or $2.11

ASHLAND.

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Third Quarter Three months ended June 30,			Three months ended March 31,	
	2015	2014	Change	2015	Change
Sales	$1,367	$1,605	(15) %	$1,350	1 %
Gross profit as a percent of sales	31.5 %	28.4 %	310 bp	33.1 %	(160) bp
Selling, general and admin./R&D costs	$ 231	$ 255	(9) %	$ 239	(3) %
Operating income	$ 207	$ 212	(2) %	$ 218	(5) %
Operating income as a percent of sales	15.1 %	13.2 %	190 bp	16.1 %	(100) bp
Depreciation and amortization	$ 83	$ 89	(7) %	$ 83	- %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 290	$ 298	(3) %	$ 301	(4) %
EBITDA as a percent of sales	21.2 %	18.6 %	260 bp	22.3 %	(110) bp

- Currency and divestitures[2] were ~$170 million headwind to sales
- Mix, margins and cost savings drove 260 basis-point increase in EBITDA margin

[1] Ashland's earnings releases dated July 29, 2015, and April 29, 2015, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

[2] Divestitures includes elastomers divestiture, guar powder and redispersible powders (RDP) product lines exited during prior four quarters.

ASHLAND.

Ashland Specialty Ingredients

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Third Quarter Three months ended June 30,			Three months ended March 31,	
	2015	2014	Change	2015	Change
Metric tons sold (in thousands) - Actives basis	83.6	95.0	(12) %	82.7	1 %
Sales	$ 579	$ 653	(11) %	$ 583	(1) %
Gross profit as a percent of sales	33.1 %	31.5 %	160 bp	34.8 %	(170) bp
Selling, general and admin./R&D costs	$ 115	$ 124	(7) %	$ 120	(4) %
Operating income	$ 77	$ 81	(5) %	$ 83	(7) %
Operating income as a percent of sales	13.3 %	12.4 %	90 bp	14.2 %	(90) bp
Depreciation and amortization	$ 60	$ 61	(2) %	$ 59	2 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 137	$ 142	(4) %	$ 142	(4) %
EBITDA as a percent of sales	23.7 %	21.7 %	200 bp	24.4 %	(70) bp

- Energy and foreign exchange (FX) were significant headwinds to sales
- Business and product mix, as well as manufacturing and SG&A cost execution, more than offset FX headwind, leading to 200-basis-point improvement in EBITDA margin

[1] Ashland's earnings releases dated July 29, 2015, and April 29, 2015, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Ashland Specialty Ingredients

Revenue and Adjusted EBITDA Bridges[1]

($ millions)
Preliminary

Q3 FY 2014 versus Q3 FY 2015



Revenue
$653
+1%
-1%
-5%
-1%
-4%
$579
Q3 2014
Vol/Mix
Price
Currency Translation
Acq/Div/ Other[1]
Impact from Energy Market
Q3 2015



EBITDA
$142
3
10
3
(12)
1
(10)
$137
Q3 2014
Vol/Mix
Margin
SG&A
Currency Translation
Acq/Div/ Other[1]
Impact from Energy Market
Q3 2015

[1] Acq/Div/Other includes guar powder and redispersible powders (RDP) product lines exited during prior four quarters.

ASHLAND

Ashland Performance Materials

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Third Quarter Three months ended June 30,			Three months ended March 31,	
	2015	2014	Change	2015	Change
Metric tons sold (in thousands)	118.2	154.7	(24) %	118.3	(0) %
Sales	$ 278	$ 420	(34) %	$ 286	(3) %
Gross profit as a percent of sales	16.2 %	17.1 %	(90) bp	22.7 %	(650) bp
Selling, general and admin./R&D costs	$ 33	$ 41	(20) %	$ 35	(6) %
Operating income	$ 13	$ 35	(63) %	$ 30	(57) %
Operating income as a percent of sales	4.7 %	8.3 %	(360) bp	10.5 %	(580) bp
Depreciation and amortization	$ 14	$ 18	(22) %	$ 14	- %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 27	$ 53	(49) %	$ 44	(39) %
EBITDA as a percent of sales	9.7 %	12.6 %	(290) bp	15.4 %	(570) bp

- Favorable mix and good margins in composites offset by divestitures, I&S plant shutdowns and foreign exchange
- I&S plant shutdowns were $14 million headwind to EBITDA

[1] Ashland's earnings releases dated July 29, 2015, and April 29, 2015, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Ashland Performance Materials

Bridge of Items Affecting EBITDA

($ millions)
Preliminary

Q3 FY 2014 versus Q3 FY 2015



53
(9)
10
1
55
(2)
(12)
(14)
27
Q3 2014
Volume/ Mix
Margin
SG&A Expenses
Underlying Performance of the Business
Currency Translation
Acq/Div Other[1]
Shutdown Impact
Q3 2015

- Turnaround/shutdown costs within I&S more than offset good margins in composites
- Other category includes $13mm impact of ASK and elastomers divestitures

[1] Acq/Div/Other includes sale of elastomers in December 2014 and ASK joint venture in June 2014.

Valvoline

Results Summary[1]

($ in millions) Preliminary	Fiscal Third Quarter Three months ended June 30, 2015	2014	Change	Three months ended March 31, 2015	Change
Lubricant gallons (in millions)	44.4	42.8	4 %	40.5	10 %
Sales	$ 510	$ 532	(4) %	$ 481	6 %
Gross profit as a percent of sales	37.0 %	32.7 %	430 bp	36.1 %	90 bp
Selling, general and admin./R&D costs	$ 88	$ 91	(3) %	$ 84	5 %
Operating income	$ 107	$ 90	19 %	$ 96	11 %
Operating income as a percent of sales	21.0 %	16.9 %	410 bp	20.0 %	100 bp
Depreciation and amortization	$ 9	$ 9	- %	$ 10	(10) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 116	$ 99	17 %	$ 106	9 %
EBITDA as a percent of sales	22.7 %	18.6 %	410 bp	22.0 %	70 bp

- Strong promotions and superior service model continues to drive solid growth, leading to another record quarter for Valvoline segment earnings
- Pricing adjustments made during quarter led to decline in sales versus prior year

[1] Ashland's earnings releases dated July 29, 2015, and April 29, 2015, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Corporate Items

- Adjusted effective tax rate of 22.0%
  - FY 2015 expectation now at 23-25%
- Trade Working Capital[1] ended quarter at 19.0% of sales
- Capital expenditures totaled $61 million
  - Full-year 2015 expectation now at ~$265-$275 million
- Free cash flow[2] generation of $184 million
  - FY 2015 expectation now at $225-$250 million
- Liquidity remains strong at $2.3 billion with ~$1.1 billion in cash
  - Almost all cash held outside the U.S.

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.
[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

Corporate Actions to Create Value

Fiscal Year 2015

Actions Ashland has taken to improve risk profile, increase earnings, and enhance free cash flow….

✓ Extended debt maturities at lower interest rate

- Executed $1.1 billion five-year term loan
- Tendered and called March 2016 bonds
- Swapped bonds with unsecured bank debt

✓ Reduced U.S. pension risk

- Contributed $500 million of cash into U.S. qualified pension plans
- Reduces expected required cash contributions in future years

✓ Concluded significant asbestos insurance settlement

….have created value for shareholders.

Appendix A:
Bridges

Ashland Q3 FY 2014 vs. Q3 FY 2015
Revenue Bridge

($ millions)
Preliminary


0%
1,605
-3%
-5%
-5%
-2%
1,367
Q3 2014
Volume
Price
Currency
Acq/Div/ Other[1]
Energy
Q3 2015

- Volume growth across most end markets offset by currency headwinds and divestitures.
- Raw material pass through was primary driver to lower overall pricing

[1] Acq/Div/Other includes elastomers division, guar powder and redispersible powders (RDP) product line exited during prior four quarters.

Ashland Q3 FY 2014 vs. Q3 FY 2015

Adjusted EBITDA Bridge



($ millions)
Preliminary
298
(11)
22
10
(17)
(12)
290
Q3 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q3 2015

- Strong margins and SG&A cost savings contributed $32 million to EBITDA, more than offsetting currency headwinds
- Elastomers and ASK joint venture divestitures, included in Other category, resulted in $13 million headwind

ASHLAND.

Ashland Specialty Ingredients
Adjusted EBITDA Bridge


($ millions)
Preliminary
Q3 FY 2014 versus Q3 FY 2015
142
(5)
9
2
(12)
1
137
Q3 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q3 2015

- Manufacturing and SG&A cost execution, combined with good margins drove $11 million increase to EBITDA
- Currency, driven by Euro, was a $12 million headwind

Ashland Performance Materials

Adjusted EBITDA Bridge

($ millions)
Preliminary

Q3 FY 2014 versus Q3 FY 2015



53
(9)
(4)
1
(2)
(12)
27
Q3 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q3 2015

- Turnaround and shutdown costs within I&S more than offset good margins in composites
- Other category includes $13 million impact of ASK and elastomers divestitures

ASHLAND

Valvoline

Adjusted EBITDA Bridge


($ millions)
Preliminary
Q3 FY 2014 versus Q3 FY 2015
99
3
17
1
(3)
(1)
116
Q3 2014
Volume/ Mix
Margin
SG&A Expenses
Currency Translation
Other
Q3 2015

- Lower input costs, disciplined pricing management and good volume/mix key to EBITDA growth
- Currency was moderate headwind

ASHLAND

ASHLAND®

Appendix B: Volume Trends and Liquidity and Net Debt

Normalized Volume Trends[1]



110%
105%
100%
95%
Rolling Four Quarters
Specialty Ingredients
Performance Materials
Valvoline
Jun '13
Sept '13
Dec '13
Mar '14
Jun '14
Sept '14
Dec '14
Mar '15
Jun '15
Period Ended

[1] Excludes volumes associated with divestitures of elastomers and biocides for all periods. Excludes volumes associated with exited redispersible powders (RDP) product line for all periods.

[2] ASI and APM reflect realignment of adhesives and intermediates and solvents for all periods.

ASHLAND.

Liquidity and Net Debt

($ in millions)

Liquidity		At June 30, 2015
Cash	$	1,113
Available revolver and A/R facility capacity		1,147
Liquidity	$	2,260

Debt	Expiration	Interest Rate	Moody's	S&P		At June 30, 2015
4.750% senior notes, par $1,125 million	08/2022	4.75%	Ba1	BB	$	1,120
Term Loan A	06/2020[1]	L+175	Ba1	BB		1,100
3.875% senior notes, par $700 million	04/2018	3.875%	Ba1	BB		700
3.000% senior notes, par $600 million	03/2016	3.000%	Ba1	BB		50
6.875% senior notes, par $375 million	05/2043	6.875%	Ba1	BB		376
A/R facility drawn[2]	08/2015	L+75				205
6.5% debentures, par $282 million	06/2029	6.500%	Ba2	B+		136
Revolver drawn[3]	03/2018	L+175	Ba1	BB		-
Other debt		Various				11
Total debt			Ba1/ Stable	BB/ Stable	$	3,698
Cash					$	1,113
Net debt (cash)					$	2,585

[1] The Term Loan has an amortizing principal starting in 2015, with complete repayment in 2020.

[2] AR securitization facility with maximum borrowing capacity of $250 million; capacity as of June 30, 2015 of $224 million

[3] $1.2 billion facility, including ~$72 million for letters of credit

Scheduled Debt Repayments by Fiscal Year


$277
$73
$69
$810
$143
$715
$1,125
$663
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23 and after

ASHLAND.

ASHLAND®

Appendix C:
Business Profiles

12 Months Ended June 30, 2015

Corporate Profile

Sales[1] - $5.6 Billion

By commercial unit


Ashland Specialty Ingredients 42%
Ashland Performance Materials 23%
Valvoline 35%

By geography


North America2 53%
Europe 24%
Asia Pacific 16%
Latin America/ Other - 7%

[1] For 12 months ended June 30, 2015.

[2] Ashland includes only U.S. and Canada in its North America designation.

ASHLAND.

Corporate Profile

Adjusted EBITDA[1] - $1.1 Billion


Ashland Performance Materials 13%
Valvoline 37%
Ashland Specialty Ingredients 50%

NYSE Ticker Symbol:	ASH
Total Employees:	~10,000
Outside North America	~30%
Number of Countries in Which Ashland Has Sales:	More than 100

ASHLAND.

[1] For 12 months ended June 30, 2015. See Appendix D for reconciliation to amounts reported under GAAP.

Ashland Specialty Ingredients

A global leader of cellulose ethers and vinyl pyrrolidones

Sales by Market[2]


Nutrition & Other Consumer Specialties 9%
Coatings 15%
Construction 8%
Energy 6%
Other Industrial Specialties 7%
Adhesives 15%
Personal Care 25%
Pharma 15%

Sales by Product


Adhesive 12%
PVP 18%
Actives - 6%
Vinyl Ethers 6%
Guar - 3%
Preservatives – 4%
Other 14%
Cellulosics 37%

Sales by Geography


Europe 32%
Asia Pacific 19%
Latin America/ Other - 10%
North America 39%

For 12 Months Ended June 30, 2015

Sales: $2.4 billion

Adjusted EBITDA: $545 million[1]

Adjusted EBITDA Margin: 23.1%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.

2 Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer Specialties are presented in blue.

Ashland Performance Materials

Global leader in unsaturated polyester resins and vinyl ester resins

Sales by Market



Transportation 19%
Electronics 4%
Other Process Industries 13%
Construction: Infrastructure 6%
Construction: Industrial 30%
Construction: Residential 11%
PU/TPU² 4%
Marine 13%

Sales by Product



Intermediates/ Solvents 27%
Composites 64%
Elastomers³ 9%

Sales by Geography



Europe 35%
Asia Pacific - 15%
Latin America/ Other 5%
North America 45%

For 12 Months Ended June 30, 2015

Sales: $1.3 billion

Adjusted EBITDA: $144 million[1]

Adjusted EBITDA Margin: 11.2%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.
2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.
3 Includes sales only through December 1, 2014

Valvoline: A leading worldwide producer and distributor of premium-branded lubricants and automotive chemicals



Sales
by Market
DIFM: Valvoline Instant Oil Change 19%
Valvoline International 29%
DIFM: Installer Channel 22%
Do-It-Yourself 30%
Sales
by Product
Lubricants 85%
Chemicals - 8%
Antifreeze 5%
Filters 2%
International Sales
by Region2
Australia 22%
Latin America/ Other – 19%
Asia Pacific ex Australia 36%
Europe 23%

For 12 Months Ended June 30, 2015

Sales: $2.0 billion

Adjusted EBITDA: $401 million[1]

Adjusted EBITDA Margin: 20.0%[1]

1 See Appendix D for reconciliation to amounts reported under GAAP.

2 Includes nonconsolidated joint ventures.

ASHLAND®

Appendix D: Non-GAAP Reconciliation

Ashland Inc. and Consolidated Subsidiaries

Reconciliation of Non-GAAP Data

for 12 Months Ended June 30, 2015

($ millions, except percentages)

Sales[1]	Q3 15	Q2 15	Q1 15	Q4 14	Total
Specialty Ingredients	579	583	561	635	2,358
Performance Materials	278	286	338	383	1,285
Valvoline	510	481	492	520	2,003
Total	1,367	1,350	1,391	1,538	5,646

Adjusted EBITDA[1]	Q3 15	Q2 15	Q1 15	Q4 14	Total	Adjusted EBITDA Margin
Specialty Ingredients	137	142	119	147	545	23.1%
Performance Materials	27	44	42	31	144	11.2%
Valvoline	116	106	92	87	401	20.0%
Unallocated	10	9	9	7	35	
Total	290	301	262	272	1,125	

[1] Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

ASHLAND®

With good chemistry great things happen.™